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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: December 2, 1999
                        (Date of earliest event reported)

                            Phelps Dodge Corporation
             (Exact name of registrant as specified in its charter)



         New York                         1-82                   13-1808503
(State or other jurisdiction         (Commission File         (I.R.S. Employer
     of incorporation)                   Number)             Identification No.)


                2600 North Central Avenue, Phoenix, AZ 85004-3089
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (602) 234-8100
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

Item 2.  Acquisition or Disposition of Assets

        On December 2, 1999, Phelps Dodge Corporation, a New York corporation ("Phelps Dodge"), completed the acquisition of Cyprus Amax Minerals Company, a Delaware corporation ("Cyprus Amax"). The acquisition was effected by the merger (the "Merger") of Cyprus Amax into CAV Corporation, a Delaware corporation and a wholly owned subsidiary of Phelps Dodge.

        The Merger was consummated pursuant to an Agreement and Plan of Merger (the "Merger Agreement") among Phelps Dodge, CAV Corporation and Cyprus Amax, dated as of September 30, 1999. A copy of the Merger Agreement was included as
Exhibit 2.1 to Phelps Dodge's Current Report on Form 8-K filed with the Securities and Exchange Commission on September 30, 1999, and is incorporated herein by reference.

        Pursuant to the Merger, each outstanding common share, no par value, of Cyprus Amax (other than those owned by Phelps Dodge, Cyprus Amax or their respective subsidiaries) was converted into the right to receive 0.3500 shares of common stock, par value $6.25 per share, of Phelps Dodge and cash in lieu of any fractional Phelps Dodge shares.

        A copy of the press release announcing the completion of the Merger is included as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

        (c) Exhibits

        99.1 Press release by Phelps Dodge Corporation, dated December 2, 1999


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                  PHELPS DODGE CORPORATION
                                  (Registrant)

                                  By: /s/ Ramiro G. Peru
                                      ------------------------------------------
                                  Name:  Ramiro G. Peru
                                  Title: Senior Vice President and
                                         Chief Financial Officer

Date:   December 2, 1999


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                                      EXHIBIT INDEX

Exhibit
Number                                Exhibits
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99.1           Press release by Phelps Dodge Corporation, dated December 2, 1999